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                                                                   EXHIBIT 10.5






                            INTUITIVE SURGICAL, INC.


                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                 MARCH 31, 1999


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                                TABLE OF CONTENTS



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                                                                                          PAGE
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
1.      GENERAL............................................................................  2
        1.1    Definitions.................................................................  2

2.      REGISTRATION; RESTRICTIONS ON TRANSFER.............................................  3
        2.1    Restrictions on Transfer....................................................  3
        2.2    Demand Registration.........................................................  4
        2.3    Piggyback Registrations.....................................................  6
        2.4    Form S-3 Registration.......................................................  7
        2.5    Expenses of Registration....................................................  8
        2.6    Obligations of the Company..................................................  8
        2.7    Termination of Registration Rights..........................................  9
        2.8    Delay of Registration; Furnishing Information............................... 10
        2.9    Indemnification............................................................. 10
        2.10   Assignment of Registration Rights........................................... 12
        2.11   Amendment of Registration Rights............................................ 12
        2.12   Limitation on Subsequent Registration Rights................................ 12
        2.13   "Market Stand-Off" Agreement................................................ 13

3.      COVENANTS OF THE COMPANY........................................................... 14
        3.1    Basic Financial Information and Reporting................................... 14
        3.2    Inspection Rights........................................................... 15
        3.3    Confidentiality of Records.................................................. 15
        3.4    Proprietary Information..................................................... 16
        3.5    Stock Vesting............................................................... 16
        3.6    Right of First Refusal...................................................... 16
        3.7    Visitation Rights........................................................... 18
        3.8    Reservation of Common Stock................................................. 18
        3.9    Termination of Covenants.................................................... 18

4.      MISCELLANEOUS...................................................................... 18
        4.1    Governing Law............................................................... 18
        4.2    Survival.................................................................... 18
        4.3    Successors and Assigns...................................................... 19
        4.4    Severability................................................................ 19
        4.5    Amendment and Waiver........................................................ 19
        4.6    Delays or Omissions......................................................... 19
        4.7    Notices..................................................................... 20
        4.8    Attorney's Fees............................................................. 20
        4.9    Titles and Subtitles........................................................ 20
        4.10   Counterparts................................................................ 20
        4.11   Entire Agreement............................................................ 20

SCHEDULES

Schedule of Investors



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                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


        This AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "Agreement") is entered into as of the 31st day of March, 1999, by and among INTUITIVE SURGICAL, INC., a Delaware corporation (the "Company"), ROBERT G. YOUNGE, FREDERIC H. MOLL and JOHN G. FREUND (the "Founders"), and the holders of the Company's Preferred Stock and Common Stock set forth on Exhibit A attached hereto. Such holders shall be referred to hereinafter as the "Investors" and each individually as an "Investor."


                                 R E C I T A L S

        WHEREAS, the Company proposes to sell and issue shares of its Preferred Stock from time to time, including the sale and issuance of Series E Preferred Stock and warrants to purchase Series F Preferred Stock pursuant to that certain Series E Preferred Stock Purchase Agreement (the "Purchase Agreement") and Warrant Purchase Agreement (the "Warrant Agreement"), respectively;

        WHEREAS, as a condition of entering into the Purchase Agreement and the Warrant Agreement, the purchaser of Series E Preferred Stock under the Purchase Agreement and recipient of the warrant to purchase Series F Preferred Stock under the Warrant Agreement (the "Purchaser") has requested that the Company extend to it registration rights and other rights as set forth below;

        WHEREAS, the Company, the Founders and those undersigned Investors holding the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock Series D Preferred Stock and Series E Preferred Stock desire to grant such rights to the Purchaser by substituting this Agreement, to which the Purchaser is a party, for that Investors Rights Agreement entered into as of the 20th day of December, 1995 and amended on the 31st day of January, 1996; the 29th day of January, 1997; the 14th day of November, 1997, and the 31st day of July, 1998, by and among the Company, the Founders and the holders of all of the then outstanding shares of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (collectively the "Prior Agreements"); and

        WHEREAS, the Company and the Investors wish to grant certain rights to and impose certain restrictions on the Founders, as set forth below;

        NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Purchase Agreement, the parties mutually agree (i) that effective upon the closing of the sale and issuance of the Series E Preferred Stock pursuant to the Series E Stock Purchase Agreement, and execution of this Agreement by Investors holding at least fifty percent (50%) of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, all provisions of, rights granted by, and covenants made in the Prior Agreements



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are hereby waived, released and terminated in their entirety and shall have no further force or effect whatsoever and (ii) as follows:

        1. GENERAL

               1.1 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

               "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               "Holder" means any Investor owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof.

               "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

               "Registrable Securities" means (i) Common Stock of the Company issued or issuable upon conversion of the Shares; (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities, and (iii) shares of Common Stock issued to Massachusetts Institute of Technology ("M.I.T.") pursuant to that certain License Agreement by and between M.I.T and the Company. Notwithstanding the foregoing, Registrable Securities shall not include any securities (i) sold by a person to the public either pursuant to a registration statement or Rule 144, or (ii) sold in a private transaction in which the transferror's rights under Article II of this Agreement are not assigned.

               "Registrable Securities then outstanding" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (1) are then issued and outstanding or (2) are issuable pursuant to then exercisable or convertible securities.

               "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed Ten Thousand Dollars ($10,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

               "SEC" or "Commission" means the Securities and Exchange
Commission.

               "Securities Act" shall mean the Securities Act of 1933, as amended.



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               "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes, if any, applicable to the sale of Registrable Securities.

               "Shares" shall mean shares of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock.

        2. REGISTRATION; RESTRICTIONS ON TRANSFER

               2.1 RESTRICTIONS ON TRANSFER.

                      (a) Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities (or the Common Stock issuable upon the conversion thereof) unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 2.1, provided and to the extent such Section is then applicable and:

                             (i) There is then in effect a registration
statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                             (ii) (A) Such Holder shall have notified the
Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                             (iii) Notwithstanding the provisions of paragraphs
(i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or former partners in accordance with partnership interests, or a corporation to its affiliates, (B) a corporation to its shareholders in accordance with their interest in the corporation or (C) to the Holder's family member or trust for the benefit of an individual Holder, provided the transferee will be subject to the terms of this Section 2.1 to the same extent as if he were an original Holder hereunder.

                      (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement and except that the Regulation S legend shall be applied only to those securities issued to Regulation S Purchasers):

        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL OR



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        BASED ON OTHER WRITTEN EVIDENCE IN FORM AND SUBSTANCE SATISFACTORY TO
        THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED PURSUANT TO REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHETICATED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH.

                      (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend. Upon removal of such legend, the provisions of Section 2.1(a) shall no longer apply.

                      (d) Each Regulation S Purchaser is aware that the Company will, and the Company agrees that the Company shall, to the extent required by Regulation S, refuse to register any transfer of the Shares purchased by such Regulation S Purchaser that is not made in accordance with Regulation S.

                      (e) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

               2.2 DEMAND REGISTRATION.

                      2.2.1 Subject to the conditions of this Section 2.2, if the Company shall receive at any time after the earlier of either (i) January 29, 2000 or (ii) ninety (90) days after the effective date of the registration statement pertaining to the initial public offering of the Company's Common Stock (the "Initial Offering"), a written request from the Holders of at least thirty percent (30%) of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration of (i) at least twenty percent (20%) of Registrable Securities or (ii) less than twenty percent (20%) of the Registrable Securities provided such lesser percentage of Registrable Securities have an aggregate offering price to the public of not less than $7,500,000, then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this
Section 2.2, shall use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

                      2.2.2 If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall



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include such information in the written notice referred to in Section 2.2.1. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                      2.2.3 The Company shall not be required to effect a registration pursuant to this Section 2.2:

                             (i) after the Company has effected two (2)
registrations pursuant to this Section 2.2 and such registrations have been declared or ordered effective; or

                             (ii) during the period starting with the date of
filing of, and ending on the date ninety (90) days following the effective date of the Initial Offering, provided that the Company is making reasonable and good faith efforts to cause such registration statement to become effective; or

                             (iii) if within thirty (30) days of receipt of a
written request from Initiating Holders pursuant to Section 2.2.1, the Company gives notice to the Holders of the Company's bona fide good faith intention to make its Initial Offering within ninety (90) days; or

                             (iv) if the Company shall furnish to Holders
requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company no more than twice in any one-year period.

               2.3 PIGGYBACK REGISTRATIONS. The Company promptly shall notify all Holders in writing of the Company's determination to file any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans and corporate



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reorganizations) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within twenty
(20) days after mailing of the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                      2.3.1 Underwriting. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any shareholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, and in no event shall the amount of securities of the selling Holders included in the registration be reduced below thirty percent (30%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering.

                      2.3.1.1 Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section
2.5 hereof.

               2.4 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:



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                      2.4.1 Promptly give written notice of the proposed
registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

                      2.4.2 As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after mailing of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

                             (i) if Form S-3 (or such successor or similar form)
is not available for such offering by the Holders; or

                             (ii) if the Holders, together with the holders of
any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $750,000; or

                             (iii) if the Company shall furnish to the Holders a
certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4, provided that the Company may exercise such right only once in each 12-month period;

                             (iv) after the Company has effected two (2)
registrations pursuant to this Section 2.4 in any twelve (12) month period; or

                             (v) in any particular jurisdiction in which the
Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                      2.4.3 Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

               2.5 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
Section 2.2 or any registration under Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless the withdrawal is based upon material adverse information



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concerning the Company of which the Initiating Holders were not aware at the time of such request. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested.

               2.6 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall use its best efforts, as expeditiously as reasonably possible, to:

                      2.6.1 Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred eighty (180) days or, if earlier, until the Holder or Holders have completed the distribution related thereto.

                      2.6.2 Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                      2.6.3 Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                      2.6.4 Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                      2.6.5 In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                      2.6.6 Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                      2.6.7 Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such



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securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities.

                      2.6.8 Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                      2.6.9 Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               2.7 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Article II shall terminate and be of no further force and effect five (5) years after the closing of the Company's Initial Offering. In addition, a Holder's registration rights shall expire if all Registrable Securities held by and issuable to such Holder may be sold under Rule 144 during any ninety (90) day period.

               2.8 DELAY OF REGISTRATION; FURNISHING INFORMATION.

                      (a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article II.

                      (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

               2.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

                      2.9.1 To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations



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(collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law in connection with the offering covered by such registration statement; and the Company will, as incurred, reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section
2.9.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

                      2.9.2 To the extent permitted by law, each selling Holder, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.9.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.9 exceed the gross proceeds from the offering received by such Holder.

                      2.9.3 Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

                      2.9.4 If the indemnification provided for in this Section
2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                      2.9.5 Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                      2.9.6 The obligations of the Company and Holders under this Section 2.9 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

               2.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Article II may be assigned by a Holder to a transferee or assignee of Registrable Securities which
(i) is a subsidiary, parent, general partner, limited partner or retired partner of a Holder, (ii) is a Holder's family member or trust for the benefit of an individual Holder, or (iii) acquires at least one hundred thousand (100,000) shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however, (A) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (B) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

               2.11 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this
Article II may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of not less than fifty percent (50%) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Article II, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

               2.12 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders not less than fifty percent (50%) of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to those granted to the Holders hereunder.

               2.13 "MARKET STAND-OFF" AGREEMENT. If requested by a representative of the underwriters of Common Stock (or other securities) of the Company, each Holder and Founder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder or Founder (other than those included in the registration) for a period specified by the representative of the underwriters, not to exceed one hundred eighty
(180) days following the effective date of a registration statement of the Company filed under the Securities Act (the "Effective Date"), provided that:

                      (a) such agreement shall apply only to the Company's Initial Offering; and

                      (b) all officers and directors of the Company enter into similar agreements.

        The obligations described in this Section 2.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

               2.14 RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                      (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                      (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

                      (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

        3. COVENANTS OF THE COMPANY

               3.1 BASIC FINANCIAL INFORMATION AND REPORTING.

                      3.1.1 The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

                      3.1.2 So long as an Investor (with its affiliates) shall own not less than (i) two million (2,000,000) shares of Registrable Securities (as adjusted for stock splits and combinations), (ii) two hundred thousand (200,000) shares of Series C Preferred Stock (as adjusted for stock splits and combinations), (iii) two hundred thousand (200,000) shares of Series D Preferred Stock (as adjusted for stock splits and combinations), (iv) two hundred thousand (200,000) shares of Series E Preferred Stock, or (v) two hundred thousand (200,000) shares of Series F Preferred Stock (as adjusted for stock splits and combinations) (a "Major Investor" which term shall include each Founder regardless of the number of shares such Founder holds) as soon as practicable after the end of each fiscal year of the Company, and in any event within ninety
(90) days thereafter, the Company will furnish each Major Investor a consolidated balance sheet of the Company, as at the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors.

                      3.1.3 The Company will furnish each Major Investor as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five
(45) days thereafter, a consolidated balance sheet of the Company as of the end of each such quarterly period, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

                      3.1.4 The Company will furnish each such Major Investor
(i) at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year (and as soon as available, any subsequent revisions thereto); and (ii) as soon as practicable after the end of each month, and in any event within twenty (20) days thereafter, a consolidated balance sheet of the Company as of the end of each such month, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

               3.2 INSPECTION RIGHTS. Each Major Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information regarding the Company as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.

               3.3 CONFIDENTIALITY OF RECORDS.

                      3.3.1 Each Investor agrees not to use Confidential Information (as hereinafter defined) of the Company for its own use or for any purpose except to evaluate and enforce its equity investment in the Company. Except as permitted under subsection (b) below, each Investor agrees to use its best efforts not to disclose such Confidential Information to any third parties. Each Investor shall undertake to treat such Confidential Information in a manner consistent with the treatment of its own information of such proprietary nature and agrees that it shall protect the confidentiality of and use reasonable best efforts to prevent disclosure of the Confidential Information to prevent it from falling into the public domain or the possession of unauthorized persons. Each transferee of any Investor who receives Confidential Information shall agree to be bound by such provisions. For purposes of this Section, "Confidential Information" means any information, technical data, or know-how, including, but not limited to, the Company's licenses, research, products, software, services, development, inventions, consultants' identities, processes, designs, drawings, engineering, marketing, finances, or business partners disclosed by the Company either directly or indirectly in writing, orally or by drawings or inspection of parts or equipment.

                      3.3.2 Confidential Information does not include information, technical data or know-how which (i) is in the Investor's possession at the time of disclosure as shown by Investor's files and records immediately prior to the time of disclosure; (ii) before or after it has been disclosed to the Investor, it is part of the public knowledge or literature, not as a result of any action or inaction of the Investor; (iii) is approved for release by written authorization of Company; or (iv) is rightfully disclosed to Investor by a third party without restriction. The provisions of this Section shall not apply (i) to the extent that an Investor is required to disclose Confidential Information pursuant to any law, statute, rule or regulation or any order of any court or jurisdiction process or pursuant to any direction, request or requirement (whether or not having the force of law but if not having the force of law being of a type with which institutional investors in the relevant jurisdiction are accustomed to comply) of any self-regulating organization or any governmental, fiscal, monetary or other authority; (ii) to the disclosure of Confidential Information to an Investor's employees, counsel, accountants or other professional advisors or to affiliates for reporting purposes only; (iii) to the extent that an Investor needs to disclose Confidential Information for the protection of any of such Investor's rights or interest against the Company, whether under this Agreement or otherwise; or (iv) to the disclosure of Confidential Information to a prospective transferee of securities which agrees to be bound by the provisions of this Section in connection with the receipt of such Confidential Information.

               3.4 PROPRIETARY INFORMATION. The Company shall require all employees of and consultants to the Company who have access to proprietary information of the Company to enter into agreements in the Company's standard form providing for the protection of proprietary information and inventions.

               3.5 STOCK VESTING. Unless otherwise approved by the Board of Directors, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers, except with respect to the Founders, shall be subject to vesting monthly over a four (4) year period. With respect to any shares of stock purchased by any such person, the Company's repurchase option shall provide that
(i) upon such person's termination of employment or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase at cost any unvested shares of stock held by such person, (ii) no such stock may be transferred prior to vesting, and (iii) the sale of all such stock shall be subject to a right of first refusal in favor of the Company or its assignees.

               3.6 RIGHT OF FIRST REFUSAL. The Company hereby grants to each Major Investor, unless waived by the holders of at least a majority of the shares held by the Major Investors, the right of first refusal to purchase a pro rata share of New Securities (as defined below) that the Company may, from time to time, propose to sell and issue. For purposes of this Section 3.6 only, the term "Major Investor" shall include Guidant Corporation ("Guidant"). The Company shall provide such information to a mutually-agreed upon Guidant employee ("Guidant Reviewer") in connection with the exercise of Guidant's rights under this Section 3.6, as Guidant may reasonably request. The Company and Guidant acknowledge and agree that any information delivered in accordance with this
Section 3.6 is (i) Confidential Information, (ii) subject to the confidentiality provisions as set forth in Section 3.3 hereof and (iii) is to be provided to the Guidant Reviewer only and is not to be disclosed to any other employee, agent or affiliate of Guidant. Each Major Investor's pro rata share, for purposes of this right of first refusal, is the ratio of (X) the number of shares of Registrable Securities then owned by such Major Investor to (Y) the total number of shares of Common Stock of the Company outstanding immediately prior to the issuance of the New Securities, assuming full conversion of all shares of outstanding Preferred Stock of the Company and exercise of all outstanding options and warrants to purchase securities of the Company. This right of first refusal shall be subject to the following provisions:

                      3.6.1 "New Securities" shall mean any offering by the Company of any Common Stock or Preferred Stock of the Company, whether now authorized or not, and rights, options, or warrants to purchase said Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into said Common Stock or Preferred Stock; provided, however, that "New Securities" does not include (i) securities issuable upon conversion of the Shares; (ii) securities issued upon conversion or exchange of currently outstanding securities, (iii) securities offered to the public pursuant to a registration statement filed under the Securities Act; (iv) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization whereby the Company owns more than 50% of the voting power of such corporation; (v) shares of the Company's Common Stock (or related options) issued or issuable at any time to employees, directors or consultants of the Company, or any subsidiary, pursuant to any employee stock offering, plan, or arrangement approved by the Board of Directors; (vi) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, or recapitalization by the Company; (vii) securities issued in connection with equipment lease financings or other financings with commercial lenders; (viii) shares of the Company's Common Stock or Preferred Stock issued in connection with strategic transactions involving the Company and other entities, including (A) joint ventures, manufacturing, marketing or distribution arrangements or (B) technology transfer or development arrangements; provided that such strategic transactions and the issuance of shares therein, has been approved by the Company's Board of Directors.

                      3.6.2 In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Holder written notice of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Each Holder shall have twenty (20) business days from the date of mailing of any such notice to agree to purchase its pro rata share of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell New Securities to any Holder who would cause the Company to be in violation of applicable federal or state securities laws by virtue of such offer or sale.

                      3.6.3 In the event that any Holder fails or Holders fail to exercise in full the right of first refusal within said twenty (20) business day period, the Company shall give written notice of such failure to every other Holder who gave timely notice to the Company of its exercise in full of its first refusal rights (a "Fully Participating Holder"). Any such Fully Participating Holder may then elect to purchase the New Securities respecting which the Holders' rights were not exercised ("Available New Securities"), at a price and upon general terms materially no more favorable to the purchasers thereof than specified in the Company's notice, by notifying the Company in writing within ten (10) business days from the date of mailing of any such notice. In the event that the Fully Participating Holders give timely notice of elections to purchase, in addition to their original pro rata share of the New Securities, an aggregate of more than the Available New Securities available, such Fully Participating Holders shall purchase that percentage of the total of Available New Securities as each such Fully Participating Holder's present ownership of Registrable Securities bears to the total number of shares of all Fully Participating Holders who have given timely notice of their election to purchase additional shares.

                      3.6.4 In the event (i) there are no Fully Participating Holders or (ii) the Fully Participating Holders do not timely elect to purchase all Available New Securities, the Company shall have one hundred and twenty
(120) days thereafter to sell (or enter into an agreement pursuant to which the sale of Available New Securities covered thereby shall be closed, if at all, within thirty (30) days from the date of said agreement) the Available New Securities respecting which the Fully Participating Holders' rights were not exercised at a price and upon general terms materially no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold the Available New Securities within said one hundred and twenty (120) day period (or sold and issued Available New Securities in accordance with the foregoing within one hundred and twenty (120) days from the date of said agreement), the Company shall not thereafter issue or sell any Available New Securities without first offering such securities to the Holders in the manner provided above.

                      3.6.5 The right of first refusal of each Holder under this
Section 3.6 may be transferred to any transferee who is or becomes a Holder. For purposes of this Section 3.6, Holder includes any general partner or affiliate of Holder. A Holder shall be entitled to apportion the right of first refusal granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

                      3.6.6 Notwithstanding the foregoing, the consent of Guidant shall be required for any amendment or waiver of this Section 3.6.

               3.7 VISITATION RIGHTS. To the extent a Founder is not a member of the board of directors, the Company shall allow one representative designated by each of the Founders to attend all meetings of the Company's board of directors in a nonvoting capacity, and in connection therewith, the Company shall give such representative copies of all notices, minutes, consents and other materials, financial or otherwise, which the Company provides to its board of directors.
               3.8 RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

               3.9 TERMINATION OF COVENANTS. All covenants of the Company contained in Article III of this Agreement shall expire and terminate as to each Investor and the Founders on the Effective Date of the Company's first firm commitment underwritten public offering registered under the Securities Act.

        4. MISCELLANEOUS

               4.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

               4.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

               4.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

               4.4 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               4.5 AMENDMENT AND WAIVER.

                      4.5.1 Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of not less than fifty percent (50%) of the Registrable Securities.

                      4.5.2 Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of not less than fifty percent (50%) of the Registrable Securities.

                      4.5.3 Notwithstanding the foregoing, subject to Section 2.12, this Agreement may be amended with only the written consent of the Company to modify Exhibit A to include additional purchasers of Shares as "Investors," "Holders" and parties hereto.

                      4.5.4 Notwithstanding the foregoing, the consent of the Founder shall be required for any amendment or waiver of this Agreement which materially increases such Founder's obligations or diminishes such Founder's rights hereunder.

               4.6 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

               4.7 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, having specified next day delivery, with written verification of receipt. All communications shall be sent to the Company or a Founder at the address as set forth on the signature page hereof and to the Investors at the address set forth on the Schedule of Investors or at such other address as any party may designate by ten (10) days advance written notice to the other parties hereto.

               4.8 ATTORNEY'S FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

               4.9 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

               4.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

               4.11 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. The Prior Agreements are hereby amended and restated in their entirety by this Agreement and the Company, the Founders and the Investors agree that this Agreement shall supersede and replace the rights and obligations of the Company, the Founders and the Investors granted to them under the Prior Agreements.

        IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.



COMPANY:                             INVESTORS:

INTUITIVE SURGICAL, INC.             MAYFIELD VIII
                                     a California Limited Partnership
                                     By: Mayfield VIII Management, L.L.C.
                                         a Delaware Limited Liability
By: /s/ LONNIE M. SMITH                  Company, its General Partner
   -------------------------------
    Lonnie M. Smith
    Chief Executive Officer

                                     By: /s/ RUSSELL C. HIRSCH
                                        ----------------------------------------
FOUNDERS:                                Russell C. Hirsch, Managing Member


                                     MAYFIELD ASSOCIATES FUND II
/s/ FREDERIC H. MOLL                 a California Limited Partnership
----------------------------------
FREDERIC H. MOLL


/s/ ROBERT G. YOUNGE                  By: /s/ A. GRANT HEIDRICH
----------------------------------       ---------------------------------------
ROBERT G. YOUNGE                         A. Grant Heidrich, III, General Partner



/s/ JOHN G. FREUND                        SIERRA VENTURES V, L.P.
----------------------------------    By: SV Associates V, L.P.,
JOHN G. FREUND                            its General Partner


                                      By: /s/ PETRI T. VAINIO
                                          --------------------------------------
                                          Petri T. Vainio, General Partner


                                      ALLAN G. LOZIER

                                      /s/ ALLAN G. LOZIER
                                      ------------------------------------------


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                          GC&H INVESTMENTS

                                          By: /s/ JOHN L. CARDOZA
                                             -----------------------------------
                                              John L. Cardoza, Executive Partner



                                          ALLAN JOHNSTON

                                          /s/ ALLAN JOHNSTON
                                          -------------------------------------
                                          GUIDANT CORPORATION


                                          By:
                                             -----------------------------------
                                              F. Thomas Watkins, Vice President


                                          RWI GROUP, L.P.


                                          By: /s/ DONALD A. LUCAS
                                             -----------------------------------
                                              Donald A. Lucas


                                          WILLIAM H. ABBOTT, TRUSTEE FOR THE
                                          ABBOTT LIVING TRUST DATED 08/20/87


                                          By: /s/ WILLIAM H. ABBOTT
                                             -----------------------------------
                                              William H. Abbott, Trustee

                                          PAUL A. BROOKE

                                          /s/ PAUL A. BROOKE
                                          -------------------------------------


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                          STANFORD UNIVERSITY



                                          By: /s/ CAROL GILMER
                                             -----------------------------------
                                          Its: Assistant Secretary
                                              ----------------------------------


                                          JOSEPH M. MANDATO AND ELIZABETH R.
                                          MANDATO TTEES OF THE MANDATO
                                          FAMILY TRUST



                                          By: /s/ JOSEPH M. MANDATO
                                             -----------------------------------
                                              Joseph M. Mandato, Trustee


                                          ROBERT OKUN

                                          /s/ ROBERT OKUN
                                          --------------------------------------


                                          HOWARD M. HOLSTEIN

                                          /s/ HOWARD M. HOLSTEIN
                                          --------------------------------------


                                          PETER DICKSTEIN



                                          --------------------------------------


                                          WILLIAM JENKINS

                                          /s/ WILLIAM JENKINS
                                          --------------------------------------


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                MORGAN STANLEY VENTURE PARTNERS III, L.P.

                                By: Morgan Stanley Venture Partners III, L.L.C. Its General Partner

                                By: Morgan Stanley Venture Capital III, Inc. Institutional Managing Member



                                By: /s/ SCOTT S. HALSTED
                                   ---------------------------------------------
                                    Scott S. Halsted
                                    General Partner



                                MORGAN STANLEY VENTURE INVESTORS III, L.P.

                                By: Morgan Stanley Venture Partners III, L.L.C. Its General Partner

                                By: Morgan Stanley Venture Capital III, Inc. Institutional Managing Member



                                By: /s/ SCOTT S. HALSTED
                                   ---------------------------------------------
                                    Scott S. Halsted
                                    General Partner


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                         PATMARK COMPANY, INC.



                                         By: /s/ JAMES D. VAN DE VELDE
                                            ------------------------------------
                                             James D. Van De Velde
                                             President



                                          HUNTERSVILLE ROAD INVESTORS L.P.



                                         By: /s/ W. AUGUST HILLENBRAND
                                            ------------------------------------
                                         Its:
                                             -----------------------------------



                                          WESTWOOD ASSOCIATES, L.P.



                                         By: /s/ LAWRENCE T. KENNEDY
                                            ------------------------------------
                                             Lawrence T. Kennedy
                                             Chairman, Treasurer


                                         W. AUGUST HILLENBRAND

                                         /s/ W. AUGUST HILLENBRAND
                                         ---------------------------------------


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                         PRICE BROTHERS INVESTMENT PARTNERSHIP
                                         By:  Price Brothers Investment Corp.,
                                              its General Partner



                                         By: /s/ JOHN PRICE
                                            ------------------------------------
                                             John Price
                                             Vice President


                                         ROSE REVOCABLE TRUST



                                         By: /s/ G. LYNN ROSE
                                            ------------------------------------
                                         Its: Trustee


                                         HARRY S. ROBBINS AND SUSAN K. ROBBINS,
                                         TRUSTEES OF THE ROBBINS FAMILY TRUST
                                         D/T/D 4/15/91


                                         By: /s/ HARRY S. ROBBINS
                                            ------------------------------------
                                             Harry S. Robbins, Trustee



                                         By: /s/ SUSAN K. ROBBINS
                                            ------------------------------------
                                             Susan K. Robbins, Trustee


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                         JUDD MELTZER

                                         /s/ JUDD MELTZER
                                         ---------------------------------------

                                         WENDY MELTZER

                                         /s/ WENDY MELTZER
                                         ---------------------------------------

                                         SEELIG FREUND

                                         /s/ SEELIG FREUND
                                         ---------------------------------------

                                         CHARMIAN FREUND

                                         /s/ CHARMIAN FREUND
                                         ---------------------------------------

                                         BERNARD WEISS

                                         /s/ BERNARD WEISS
                                         ---------------------------------------

                                         DORIS WEISS

                                         /s/ DORIS WEISS
                                         ---------------------------------------


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                     STAR BAY PARTNERS, L.P.,
                                     a California Limited Partnership

                                     By: APH Capital Management LLC,
                                         a California Limited Liability Company,
                                         its General Partner

                                     By: Levensohn Capital Management LLC,
                                         a California Limited Liability Company,
                                         its Managing Member



                                     By: /s/ PASCAL N. LEVENSOHN
                                        ----------------------------------------
                                         Pascal N. Levensohn
                                         Managing Member


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                     TRIAXIS TRUST AG



                                     By: /s/ H.P. JOHN
                                        ----------------------------------------
                                     Its: Chairman
                                         ---------------------------------------


                                      BANK JULIUS BAER & CO. LTD.



                                     By:
                                        ----------------------------------------
                                     Its:
                                         ---------------------------------------


                                      CBG COMPAGNIE BANCAIRE GENEVE



                                     By:
                                        ----------------------------------------
                                         Michele Streuli     Thierry Mory
                                         Vice President      Mandator


                                     LGT BANK IN LIECHTENSTEIN AG



                                     By:
                                        ----------------------------------------
                                     Its:
                                         ---------------------------------------


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                        RICHARD C. BLUM

                                        /s/ RICHARD C. BLUM
                                        ----------------------------------------



                                        N. COLIN LIND

                                        /s/ N. COLIN LIND
                                        ----------------------------------------



                                        JEFFREY W. UBBEN

                                        /s/ JEFFREY W. UBBEN
                                        ----------------------------------------



                                        MURRAY A. INDICK

                                        /s/ MURRAY A. INDICK
                                        ----------------------------------------



                                        GEORGE F. HAMEL, JR.


                                        ----------------------------------------



                                        MARC T. SCHOLVINCK

                                        /s/ MARC T. SCHOLVINCK
                                        ----------------------------------------



                                        R. CRAIG LIND

                                        /s/ R. CRAIG LIND
                                        ----------------------------------------



                                        TIMOTHY H. UBBEN

                                        /s/ TIMOTHY H. UBBEN
                                        ----------------------------------------


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                       INSURANCE COMPANY SUPPORTED
                                       ORGANIZATIONS PENSION PLAN TRUST

                                       By: Mellon Bank, N.A., solely in its
                                       capacity as Trustee for the Insurance
                                       Company Supported Organizations Pension
                                       Plan Trust (as directed by The Benefits
                                       Connection Group, Inc.), and not in its
                                       individual capacity.



                                       By: /s/ CAROLE BRUNO
                                          -------------------------------------
                                           Carole Bruno, Authorized Signatory


                                       BK CAPITAL PARTNERS, IV, L.P.

                                        By:   Richard C. Blum & Associates, L.P.
                                              Its General Partner


                                       By: /s/ MARC T. SCHOLVINCK
                                          -------------------------------------
                                           Marc T. Scholvinck, Managing Director


                                       PRISM PARTNERS I, L.P.



                                        By: /s/ JERALD M. WEINTRAB
                                           -------------------------------------
                                        Its: Managing General Partner
                                            ------------------------------------


                                       RICHARD C. BLUM & ASSOCIATES, L.P.



                                       By: /s/ MARC T. SCHOLVINCK
                                          -------------------------------------
                                           Marc T. Scholvinck, Managing Director


                                       THOMAS L. KEMPNER TRUST AND WILLIAM
                                       PERLMUTH TRUSTEES U/W CARL M. LOEB FBO
                                       THOMAS L. KEMPNER



                                        By: /s/ THOMAS L. KEMPNER
                                           -------------------------------------
                                        Its: Trustee
                                            ------------------------------------


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                        SUSAN J. SCHMIDT


                                        /s/ SUSAN J. SCHMIDT
                                        ----------------------------------------


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                        OR TRUST



                                        By: /s/ GEORGE A. PAVLOV
                                           -------------------------------------
                                            George A. Pavlov
                                            Authorized Signatory



                                        RUSSELL C. HIRSCH

                                        /s/ RUSSELL C. HIRSCH
                                        ----------------------------------------


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                         DBI I, L.P.



                                         By: /s/ DOUG BOSCH
                                            ------------------------------------

                                         Print Name:  Doug Bosch
                                                    ----------------------------

                                         Title:  CEO, Doug Bosch Interests,
                                                 General Partner
                                               ---------------------------------


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                        MORTON MEYERSON


                                        /s/ TERRY PENDLETON
                                        ----------------------------------------
                                        Attorney in fact

                                        /s/ JANICE HUDSON
                                        ----------------------------------------
                                        Attorney in fact




                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                        DAVID N. MEYERSON EDS TRUST U/A
                                        R. GORDON APPLEMAN TRUSTEE DTD
                                        6/01/70



                                         By:  /s/ R. GORDON APPLEMAN TRUSTEE
                                            ------------------------------------

                                         Print Name:  R. Gordon Appleman
                                                    ----------------------------

                                         Title:  Trustee
                                               ---------------------------------


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                         THE MARTI A. MEYERSON EDS TRUST
                                         U/A R. GORDON APPLEMAN TRUSTEE
                                         DTD 6/01/70



                                         By:  /s/ R. GORDON APPLEMAN TRUSTEE
                                            ------------------------------------

                                         Print Name:  R. Gordon Appleman
                                                    ----------------------------

                                         Title:  Trustee
                                               ---------------------------------


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                         MARUBENI AMERICA CORPORATION



                                         By: /s/ T. NAKABAYASHI
                                            ------------------------------------

                                         Print Name: T. Nakabayashi
                                                    ----------------------------

                                         Title: Group Executive & SVP,
                                                Power Systems,
                                                Telecommunications & Electronics
                                                Group
                                               ---------------------------------



                                         MARUBENI CORPORATION



                                         By:  /s/ M. OKAMURA
                                            ------------------------------------

                                         Print Name:  M. Okamura
                                                    ----------------------------

                                         Title:  General Manager of Electronics
                                                 Dept.
                                               ---------------------------------


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                         INVESTOR (GUERNSEY) LIMITED



                                         By:  /s/ OUJE HELMBERG
                                            ------------------------------------

                                         Print Name:  Ouje Helmberg
                                                    ----------------------------

                                         Title:  Director
                                               ---------------------------------



                                         By:  /s/ DAVID C. JEFFRIES
                                            ------------------------------------

                                         Print Name:  David C. Jeffries
                                                    ----------------------------

                                         Title:  Director
                                               ---------------------------------


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                         FORETHOUGHT LIFE INSURANCE COMPANY



                                         By:  /s/ GUY M. COOPER
                                            ------------------------------------

                                         Print Name:  Guy M. Cooper
                                                    ----------------------------

                                         Title:  Chief Investment Officer
                                               ---------------------------------


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                         IS INVESTMENTS, LLC



                                         By:  /s/ FRED GUMBINNER
                                            ------------------------------------

                                         Print Name:  Fred Gumbinner
                                                    ----------------------------

                                         Title:  Manager
                                               ---------------------------------



                                         LESLIE J. GOLDMAN


                                         /s/ LESLIE J. GOLDMAN
                                         ---------------------------------------


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                        FRANEY, PARR & MUHA, INC.



                                        By: /s/ JOHN R. MUHA
                                           -------------------------------------
                                            John R. Muha
                                            President


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                        FRANKLIN R. SILBEY


                                        /s/ FRANKLIN R. SILBEY
                                        ----------------------------------------


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                        RUSSELL C. HIRSCH TRUST



                                        By: /s/ RUSSELL C. HIRSCH, TRUSTEE
                                           -------------------------------------
                                            Russell C. Hirsch, Trustee


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                        UNGER FAMILY TRUST



                                        By: /s/ WILLIAM D. UNGER
                                           -------------------------------------
                                            William D. Unger, Trustee


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                        DALAL REVOCABLE TRUST U/D/T DTD 7/31/90,
                                        YOGEN K. & MARGARET J. DALAL, TTEES



                                        By: /s/ YOGEN K. DALAL
                                           -------------------------------------
                                            Yogen K. Dalal



                                        By: /s/ MARGARET J. DALAL
                                           -------------------------------------
                                            Margaret J. Dalal



                                        NINA M. DALAL 1993 TRUST U/T/A 7/21/93,
                                        RAJEN K. DALAL, TRUSTEE



                                        By: /s/ RAJEN K. DALAL, TRUSTEE
                                           -------------------------------------
                                            Rajen K. Dalal, Trustee



                                        ALEX R. DALAL 1993 TRUST U/T/A 7/21/93,
                                        RAJEN K. DALAL, TRUSTEE



                                        By: /s/ RAJEN K. DALAL, TRUSTEE
                                           -------------------------------------
                                            Rajen K. Dalal, Trustee


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                        MASSACHUSETTS INSTITUTE OF TECHNOLOGY



                                        By:  /s/ LORI PRESSMAN
                                           -------------------------------------

                                        Print Name:  Lori Pressman
                                                   -----------------------------

                                        Title:       Assistant Director
                                                Technology Licensing Officer
                                              ----------------------------------


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                             SCHEDULE OF INVESTORS

                                            Series A      Series B      Series C       Series D       Series E       Series F
Name and Address                            Preferred     Preferred     Preferred      Preferred      Preferred      Warrants
===============================================================================================================================
Mayfield VIII                               2,565,000           --        912,000        337,630        118,750        118,750
2800 Sand Hill Road, Suite 250
Menlo Park, CA 94025
Attn: Russell C. Hirsch

Mayfield Associates Fund II                   135,000           --         48,000         17,770          6,250          6,250
2800 Sand Hill Road, Suite 250
Menlo Park, CA 94025
Attn: A. Grant Heidrich, III

Sierra Ventures V, L.P.                     2,300,000           --        600,000        125,000        125,000        125,000
3000 Sand Hill Road
Building 4, Suite 210
Attn: Petri T. Vainio

Frederic H. Moll                              150,000           --             --             --             --             --
P.O. Box 620635
Woodside, CA 94062

Robert G. Younge                              100,000           --             --             --             --             --
550 Westridge Drive
Portola Valley, CA 94028

John G. Freund and Linda G                     50,000           --             --             --             --             --
  Sexton, Trustees of the Freund/
  Sexton Living Trust Dated
  February 8, 1991
86 Alejandra Avenue
Atherton, CA 94027

William H. Abbott, Trustee                     25,000           --             --             --             --             --
  For the Abbott Living Trust
  dated 08/20/87
1507 Louisa Court
Palo Alto, CA 94303

Paul A. Brooke                                 25,000           --             --             --             --             --
Tower Hill Road
Tuxedo Park, NY 10987

Stanford University                            25,000           --             --             --             --             --
c/o Stanford Management Company
2770 Sand Hill Road
Menlo Park, CA 94025
Attn: Carol Gilmer

GC&H Investments                               20,000           --         10,000             --          6,500          6,500
One Maritime Plaza, 20th Floor
San Francisco, CA 94111


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT

                                            Series A      Series B      Series C       Series D       Series E       Series F
Name and Address                            Preferred     Preferred     Preferred      Preferred      Preferred      Warrants
===============================================================================================================================
Joseph M. Mandato and Elizabeth R              20,000           --         10,000             --             --             --
  Mandato TTEES of the Mandato
  Family Trust
82 Monte Vista Avenue
Atherton, CA 94027

Harry S. Robbins & Susan K.                    20,000           --             --             --             --             --
  Robbins Trustees of the Robbins
  Family Trust D/T/D 4/15/91
15244 Montalvo Heights Court
Saratoga, CA 95070

Howard M. Holstein                              7,500           --             --             --             --             --
850 Potomac School Terrace
Potomac, MD 20854

Guidant Corporation                                --      470,000        290,000             --             --             --
c/o Origin Medsystems, Inc.
135 Constitution Drive
Menlo Park, CA 94025
Attn: F. Thomas Watkins

Allan G. Lozier                                    --           --      1,200,000        116,000        312,500        312,500
c/o Lozier Corporation
6226 Pershing Drive
Omaha, NE 678110

RWI Group, L.P.                                    --           --        100,000             --             --             --
720 University Avenue, Suite 103
Palo Alto, CA 94301
Attn: Donald A. Lucas

Allan Johnston                                     --           --          5,000             --             --             --
c/o Synergy Partners International
1010 El Camino Real, Suite 300
Menlo Park, CA 94025

Robert Okun                                        --           --          5,000             --             --             --
c/o Synergy Partners International
1010 El Camino Real, Suite 300
Menlo Park, CA 94025

William M. Jenkins                                 --           --          4,000             --             --             --
2208 16th Avenue East
Seattle, WA 98112

Peter M. Dickstein                                 --           --          1,000             --             --             --
3746 Sacramento Street
San Francisco, CA 94118



                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT

                                            Series A      Series B      Series C       Series D       Series E       Series F
Name and Address                            Preferred     Preferred     Preferred      Preferred      Preferred      Warrants
===============================================================================================================================
Morgan Stanley Venture                             --           --      1,368,600             --        114,050        114,050
  Partners III, L.P.
3000 Sand Hill Road
Building 4, Suite 250
Menlo Park, CA 94025
Attn: Scott S. Halsted

Morgan Stanley Venture                             --           --        131,400             --         10,950         10,950
  Investors III, L.P.
3000 Sand Hill Road
Building 4, Suite 250
Menlo Park, CA 94025
Attn: Scott S. Halsted

PaTMarK Company, Inc.                              --           --      1,000,000         37,500      1,250,000      1,250,000
c/o Hillenbrand Industries, Inc.
700 State Route, 46 East
Batesville, IN 47006
Attn: Thomas E. Brewer

Huntersville Road Investors L.P.                   --           --        250,000         87,500        125,000        125,000
c/o Hillenbrand Industries, Inc.
700 State Route, 46 East
Batesville, IN 47006
Attn: Thomas E. Brewer

Rose Revocable Trust                               --           --             --         28,600             --             --
c/o Goldman, Sachs & Co.
555 California Street, 44th Floor
San Francisco, Ca 94104
Attn: G. Lynn Rose

Westwood Associates, L.P.                          --           --         33,000             --        125,000        125,000
c/o Hillenbrand Industries, Inc.
700 State Route, 46 East
Batesville, IN 47006
Attn: Thomas E. Brewer

Price Brothers Investment                          --           --         12,000             --             --             --
  Partnership
1218 Third Avenue, #1115
Seattle, WA 98101
Attn: John Price

Mr. Judd Meltzer                                   --           --         10,000             --             --             --
Mrs. Wendy Meltzer
900 Park Avenue
New York, NY 10028



                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT

                                            Series A      Series B      Series C       Series D       Series E       Series F
Name and Address                            Preferred     Preferred     Preferred      Preferred      Preferred      Warrants
===============================================================================================================================
Dr. Seelig Freund                                  --           --          5,000             --             --             --
Mrs. Charmian Freund
1185 Park Avenue, Apt. 3F
New York, NY 10128

Dr. Bernard Weiss                                  --           --          5,000             --             --             --
Mrs. Doris Weiss
119 East 84th Street, Apt. 8A
New York, NY 10028

Star Bay Partners, L.P.                            --           --             --        375,000        125,000        125,000
c/o Levensohn Capital Management
44 Montgomery Street
Suite 2000
San Francisco, CA 94104
Attn:  Pascal N. Levensohn

Triaxis Trust AG                                   --           --             --        184,500             --             --
Buerglistrasse 6
8027 Zuerich
Attn: Hans-Peter John

Bank Julius Baer & Co. Ltd.                        --           --             --        165,500             --             --
Bahmhoifstmasse 36
8010 Zuerich
Switzerland
Attn: Simon Newson

CBG Compagnie Bancaire Geneve                      --           --             --        125,000             --             --
Avenue de Rumine 20
Case postale 220
CH-1005 LAUSANNE
Switzerland
Attn: Thierry Mory

LGT Bank in Liechtenstein AG                       --           --             --         25,000             --             --
P.O. Box 85
FL-9490
Vaduz Liechtenstein

Insurance Company Supported                        --           --             --         75,000         25,000         25,000
  Organizations Pension Plan Trust
c/o Richard C. Blum &
  Associates, L.P.
909 Montgomery Street, Suite 400
San Francisco, CA 94133


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT

                                            Series A      Series B      Series C       Series D       Series E       Series F
Name and Address                            Preferred     Preferred     Preferred      Preferred      Preferred      Warrants
===============================================================================================================================
BK Capital Partners IV, L.P.                       --           --             --        187,500         56,250         56,250
c/o Richard C. Blum &
  Associates, L.P.
909 Montgomery Street, Suite 400
San Francisco, CA 94133
Attn: Marc T. Scholvinck

Prism Partners I, L.P.                             --           --             --         62,500             --             --
c/o Richard C. Blum &
  Associates, L.P.
909 Montgomery Street, Suite 400
San Francisco, CA 94133

Richard C. Blum & Associates, L.P.                 --           --             --         90,500         22,100         22,100
c/o Richard C. Blum &
  Associates, L.P.
909 Montgomery Street, Suite 400
San Francisco, CA 94133
Attn: Marc T. Scholvinck

Richard C. Blum                                    --           --             --         18,750          4,975          4,975
c/o Richard C. Blum &
  Associates, L.P.
909 Montgomery Street, Suite 400
San Francisco, CA 94133

N. Colin Lind                                      --           --             --          8,750          2,225          2,225
c/o Richard C. Blum &
  Associates, L.P.
909 Montgomery Street, Suite 400
San Francisco, CA 94133

Jeffrey W. Ubben                                   --           --             --          2,500            650            650
c/o Richard C. Blum &
  Associates, L.P.
909 Montgomery Street, Suite 400
San Francisco, CA 94133

Timothy H. Ubben                                   --           --             --         18,750          4,975          4,975
c/o Richard C. Blum &
  Associates, L.P.
909 Montgomery Street, Suite 400
San Francisco, CA 94133

Murray A. Indick                                   --           --             --          1,250            325            325
c/o Richard C. Blum &
  Associates, L.P.
909 Montgomery Street, Suite 400
San Francisco, CA 94133


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT

                                            Series A      Series B      Series C       Series D       Series E       Series F
Name and Address                            Preferred     Preferred     Preferred      Preferred      Preferred      Warrants
===============================================================================================================================
George F. Hamel, Jr.                               --           --             --            625            150            150
c/o Richard C. Blum &
  Associates, L.P.
909 Montgomery Street, Suite 400
San Francisco, CA 94133

Marc T. Scholvinck                                 --           --             --          2,500            650            650
c/o Richard C. Blum &
  Associates, L.P.
909 Montgomery Street, Suite 400
San Francisco, CA 94133

R. Craig Lind                                      --           --             --          1,250            325            325
c/o Richard C. Blum &
  Associates, L.P.
909 Montgomery Street, Suite 400
San Francisco, CA 94133

Thomas L. Kempner Trust and                        --           --             --         28,250          6,875          6,875
  William Permuth Trustee u/w Carl
  M. Loeb FBO Thomas L. Kempner
c/o Richard C. Blum &
  Associates, L.P.
909 Montgomery Street, Suite 400
San Francisco, CA 94133

Susan J. Schmidt                                   --           --             --          1,875            500            500
3111 Jackson Street, #3
San Francisco, CA 94115

W August Hillenbrand                               --           --             --             --        125,000        125,000
c/o Hillenbrand Industries, Inc.
700 State Route, 46 East
Batesville, IN 47006

Russell C. Hirsch                                  --           --             --             --          3,125          3,125
c/o Mayfield Fund, Suite 250
2800 Sand Hill Road
Menlo Park, CA 94025

OR Trust                                           --           --             --             --         52,875         52,875
c/o Mayfield Fund
2800 Sand Hill Road, Suite 250
Menlo Park, CA 94025

DBI I, L.P.                                        --           --             --             --        125,000        125,000
c/o Kim Combs
3760 Olympia
Houston, TX 77019


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT

                                            Series A      Series B      Series C       Series D       Series E       Series F
Name and Address                            Preferred     Preferred     Preferred      Preferred      Preferred      Warrants
===============================================================================================================================
Morton Meyerson                                    --           --             --             --        125,000        125,000
c/o Morgan Stanley
1221 Avenue of the Americas, 4th Floor
New York, NY 10020
Attn:  Alan D. Glatt

David N. Meyerson EDS Trust U/A                    --           --             --             --         62,500         62,500
R. Gordon Appleman Trustee DTD
6/01/70
c/o Morgan Stanley
1221 Avenue of the Americas, 4th Floor
New York, NY 10020
Attn:  Alan D. Glatt

The Marti A. Meyerson EDS Trust U/A                --           --             --             --         62,500         62,500
R. Gordon Appleman Trustee DTD
6/01/70
c/o Morgan Stanley
1221 Avenue of the Americas, 4th Floor
New York, NY 10020
Attn:  Alan D. Glatt

Marubeni America Corporation                       --           --             --             --        312,500        312,500
450 Lexington Avenue, 36th Floor
New York, NY 10017
Attn: H. Fukuda or his successor

Marubeni Corporation                               --           --             --             --        312,500        312,500
4-2, Ohtemachi
1-Chome, Chiyoda-Ku
Tokyo 100-8800 Japan
Attn: M. Okamura, Electronic Dept.

Investor (Guernsey) Limited                        --           --             --             --      1,250,000      1,250,000
PO Box 626
National Westminster House
Le Tuchot St Peter Port
Guernsey Channel Islands
GY 1 4PW

Forethought Life Insurance Company                 --           --             --             --        125,000        125,000
Forethought Center
Batesville, IN 47006
Attn:  Guy Mac Cooper

IS Investments, LLC                                --           --             --             --         37,500         37,500
c/o Columbia Energy Group
13880 Dulles Corner Lane
Herndon, VA 20171-4600
Attn: Frederic R. Gumbinner


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT

                                            Series A      Series B      Series C       Series D       Series E       Series F
Name and Address                            Preferred     Preferred     Preferred      Preferred      Preferred      Warrants
===============================================================================================================================
Leslie J. Goldman                                  --           --             --             --         12,500         12,500
c/o Skadden, Arps, Slate, Meagher &
  Flom LLP
1440 New York Avenue, N.W
Washington, D.C. 20005-2111

Franey, Parr & Muha, Inc.                          --           --             --             --          6,250          6,250
Dulles Gateway Center I
13921 Park Center Road, Suite 160
Herndon, VA 20171

Franklin R. Silbey                                 --           --             --             --          6,250          6,250
9430 Sunnyfield Court
Potomac, MD 20854

Russell C. Hirsch Trust                            --           --             --             --          3,125          3,125
c/o Mayfield Fund
2800 Sand Hill Road, Suite 250
Menlo Park, CA 94025

Unger Family Trust                                 --           --             --             --         12,500         12,500
c/o Mayfield Fund
2800 Sand Hill Road, Suite 250
Menlo Park, CA 94025
Attn: William D. Unger

Dalal Revocable Trust U/D/T DTD                    --           --             --             --         12,500         12,500
  7/31/90, Yogen K. & Margaret J.
  Dalal, TTEE
c/o Mayfield Fund
2800 Sand Hill Road, Suite 250
Menlo Park, CA 94025

Nina M. Dalal 1993 Trust U/T/A                     --           --             --             --          3,125          3,125
  7/21/93, Rajen K. Dalal, TTEE
c/o Mayfield Fund
2800 Sand Hill Road, Suite 250
Menlo Park, CA 94025

Alex R. Dalal 1993 Trust U/T/A                     --           --             --             --          3,125          3,125
  7/21/93, Rajen K. Dalal, TTEE
c/o Mayfield Fund
2800 Sand Hill Road, Suite 250
Menlo Park, CA 94025

TOTAL                                       5,442,500      470,000      6,000,000      2,125,000      5,096,875      5,096,875


                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT

Massachusetts Institute of Technology          35,834 SHARES OF COMMON STOCK
Five Cambridge Center
Kendall Square
Room NE25-230
Cambridge, MA  02142-1493
Attn: Lori Pressman



                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT